SURNA®
Let's Grow Together™

Fall Investor Summit Presentation

New York, NY • September 16, 2019


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www.surna.com

Cautionary Statements

Forward Looking Statements

This investor presentation may contain statements of a forward-looking nature relating to future events. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. These statements reflect our current beliefs, and a number of important factors could cause actual results to differ materially from those expressed in this investor presentation, including the factors set forth in "Risk Factors" set forth in our Form 10-K and Form 10-Q filed with the Securities and Exchange Commission ("SEC"), and subsequent filings with the SEC. Please refer to our SEC filings for a more detailed discussion of the risks and uncertainties associated with our business, including but not limited to the risks and uncertainties associated with our business prospects and the prospects of our existing and prospective customers; the inherent uncertainty of product development; regulatory, legislative and judicial developments, especially those related to changes in, and the enforcement of, cannabis laws; increasing competitive pressures in our industry; and relationships with our customers and suppliers. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. The reference to Surna's website has been provided as a convenience, and the information contained on such website is not incorporated by reference into this investor presentation.

Non-GAAP Financial Measures

To supplement our financial results on U.S. generally accepted accounting principles ("GAAP") basis, we use non-GAAP measures including net bookings and backlog, as well as adjusted net income (loss) which reflects adjustments for certain non-cash expenses such as stock-based compensation and certain debt-related expenses. We believe these non-GAAP measures are helpful in understanding our past performance and are intended to aid in evaluating our potential future results. The presentation of these non-GAAP measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for financial information prepared or presented in accordance with GAAP. We believe these non-GAAP financial measures reflect an additional way to view aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business.

For purposes of this presentation, (i) "adjusted net income (loss)" and "adjusted operating income (loss)" mean GAAP net income (loss) and operating income (loss), respectively, after adjustment for non-cash equity compensation expense, debt-related items and depreciation expense, and (ii) "net bookings" means new sales contracts executed during the quarter for which we received an initial deposit, net of any adjustments including cancelations and change orders during the quarter.

Statement about Cannabis Markets

The use, possession, cultivation, and distribution of cannabis is prohibited by U.S. federal law. This includes medical and recreational cannabis. Although certain states have legalized medical and recreational cannabis, companies and individuals involved in the sector are still at risk of being prosecuted by federal authorities. Further, the landscape in the cannabis industry changes rapidly. This means that at any time the city, county, or state where cannabis is permitted can change the current laws and/or the federal government can supersede those laws and take prosecutorial action. Given the uncertain legal nature of the cannabis industry, it is imperative that investors understand that investments in the cannabis industry should be considered very high risk. A change in the current laws or enforcement policy can negatively affect the status and operation of our business, require additional fees, stricter operational guidelines and unanticipated shut-downs.

Potential for Value Accretion

Financial

Q2 2019 Results

Revenue

$4.2MM

- Company record for quarterly revenue
- $2.4 MM increase over Q1 2019, or 138%

Net Income

$140,000

- Positive quarterly net income for first time in history
- $390,000 adjusted operating income — key metric for cash profitability

Valuation

Surna Valuation Metrics

Market Value

$20.0MM

- Stock price: $0.088 (as of 9/9/19)
- LTM revenue: $11.5 MM
- Price-to-revenue multiple: 1.7x

Intrinsic Value*

$35.0MM

- LTM revenue: $11.5 MM
- Peer group price-to-revenue multiple: 3.0x (see Appendix A)

*Internal calculation derived from Surna's LTM revenue multiplied by average Price/LTM Revenue multiple from selected comparables. Derived intrinsic value does not represent market value.

Value Accretion



$50 million
40
30
20
10
0
Market Capitalization
Increased revenue/
Expanded mulitiple
LTM revenue increases 25%: $14 MM
LTM revenue: $11.5 MM
Current revenue/
Expanded mulitiple
Increased revenue/
Current mulitiple
Current market cap =
Current revenue x Current multiple
1.0x
2.0x
3.0x
Price-to-Revenue Multiple

There is no assurance that Surna will trade at higher price-to-revenue multiples or generate increased revenue. If higher multiples or revenues are not achieved, the investor's potential valuation accretion will be correspondingly reduced.

Management Team



Tony McDonald
Chief Executive Officer

- VP/Sales, Director Major Accounts, Coolerado Inc., a cleantech HVAC company
- Managing Director/VP Acquisitions private equity, consultant KPMG
- MBA Harvard; BS Engineering, US Military Academy, West Point, NY



Troy Rippe
Director of Product Development

- Sales representative for Trane, a global leader in HVAC/building controls
- 13+ years in HVAC system design, energy modeling, and controls
- BS Mechanical Engineering, Colorado State University, LEED accredited



Kenneth Loshelder
Director of Engineering

- Professional Engineer, McKinstry Co., national designer of high-performance buildings
- 13+ years in mechanical systems design, green building and energy efficiency
- BS Mechanical Engineering, University of Texas (Austin), licensed PE, LEED accredited



Robert Fisher
Manager, R&D

- Engineer at Intertek ETL, Trane Technical Engineering Specialist, Energy Consultant
- 16+ years of IAQ, systems engineering, performance/safety testing, product development
- BS Technology Management, AS Computer Engineering & Integrated Manufacturing



Jon Kozlowski
Global Sales Manager

- National Account Manager, VP/Sales, FarmTek and GrowSpan
- 20+ years in horticulture and controlled environment agriculture
- BA Political Science/History, Central Connecticut State University

Old and New Surna

Launch (2006–2015)

- **Formation:** Founded as Hydro Innovations, LLC
- **Product Offering:** Limited HVAC equipment; introduced chilled water systems for indoor cannabis grows
- **Markets:** Targeted hobbyists, small growers, DIYs
- **Initial Commercial Project:** AZ licensed medical grow facility in 2011
- **Going Public:** Reverse merger with Surna in 2014
- **Capital Raised:** $3 MM in debt in 2014 after going public

Brand Building (2015–2018)

- **Product Offering:** Limited to chilled water system; opportunities lost
- **Markets:** Exclusively focused on new build projects; caused inconsistent revenue
- **Commercial Project Penetration:** Built nationally recognized brand with 63 projects booked in 2016-18
- **Slow Revenue Growth:** $7.9 MM in 2015 to $9.6 MM in 2018 (6.7% 3-year CAGR)
- **Capital Raised:** $7.9 MM in debt and equity
- **Recapitalization:** Converted all debt to equity; debt-free business

New Surna (2018–2019)

- **Facility Lifecycle:** Enhanced value-added engineering/design services and proprietary products; trusted climate control advisor
- **Markets:** Pivot to MFO and retrofit/expansion project focus; H1 '19 bookings $7.2 MM
- **New Products:** Launched SentryIQ™ sensors/ controls (3 projects to date); ducted air handlers ($1.1 MM in Q2 '19 revenue)
- **Record Revenue Growth:** $4.2 MM revenue in Q2 '19 (110% increase vs. Q2 '18; 138% vs. Q1 '19)
- **Profitability:** $140,000 net income in Q2 '19 (first ever profitable quarter)

Trusted Climate Control Advisor

Expanded Product / Service Offering + Meeting Wider Range of Cultivators' Environmental Control Needs + Over the Facility's Full Lifecycle = Greater and More Consistent and Predictable Revenue

Design → Construction → Startup → Operation

	Design	Construction	Startup	Operation
	up to start of construction	6-12 months	0-2 years post-construction	2-20 years post-commissioning
current offerings	✓ Design options ✓ Budgeting ✓ Project timelines ✓ Engineering – MEP ✓ Engineering – HVAC controls ✓ Rebate incentive consulting	✓ Products – modular chilled water/other HVAC ✓ Supervision of install and construction ✓ Hardware – controls system ✓ Controls integration – HVAC	✓ Commissioning ✓ Operator training ✓ Warranty service ✓ Facility controls systems	✓ Equipment retrofitting ✓ Facility assessment and redesign services (retrofit) ✓ Facility controls systems
Q4 2019			• Remote facility monitoring (cloud-based/SaaS)	• Remote facility monitoring (cloud-based/SaaS)
Q1 2020	• Vendor management • Floorplan layout • Engineering – irrigation	• Enhanced project management • Products – split systems and RTUs	• Facility management	• Performance/energy audit • Energy efficiency improvements
not to be offered	✗ Permitting ✗ Licensing ✗ Zoning ✗ Fund raising	✗ General contractor services ✗ Inspection	✗ Maintenance/service contracts	

Key Financial Metrics

REVENUE



$4.5 million
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0
$1.7
$1.6
$2.3
$2.1
$2.0
$3.3
$2.2
$1.8
$4.2
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019

GROSS MARGIN



45%
40
35
30
25
20
15
10
5
0
23.7%
25.0%
29.3%
18.6%
26.1%
33.0%
20.4%
27.7%
34.4%
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019

OPERATING INCOME (LOSS)



0.5
$0.0 million
-0.5
-1.0
-1.5
-2.0
-$0.6
-$0.6
-$0.4
-$1.2
-$0.6
-$0.1
-$0.8
-$0.5
$0.4
-$1.2
-$1.2
-$1.2
-$1.9
-$1.4
-$0.6
-$0.9
-$0.9
$0.1
Adjusted Operating Income (Loss)
Operating Income (Loss)
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019

CASH



$3.0 million
2.5
2.0
1.5
1.0
0.5
0
$1.4
$1.3
$2.5
$0.9
$1.6
$1.4
$0.3
$0.5
$1.9
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019

Bookings, Backlog and Revenue Conversion



$14 million
$12
10
8
6
4
2
0
70%
Revenue
Conversion
60
50
40
30
20
10
0
Revenue conversion % =
quarterly revenue / prior quarter-end backlog
Backlog
Net Bookings
46%
40%
54%
46%
29%
37%
25%
21%
36%
$1.9
$3.9
$1.9
$4.3
$2.5
$4.5
$4.6
$7.0
$3.9
$8.9
$3.3
$8.9
$1.8
$8.5
$4.8
$11.5
$5.7*
$13.0
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019

* New bookings of $8.5 million, plus change orders of $0.2 million, less cancellations of $3.0 million

Expanded Market Focus

Q2 2019 YTD Results ($ in millions)
(includes **only** projects under contracts signed in H1 '19 with value > $100,000)

Multi-Facility Operators (MFOs)

- **$1.8** – average project size
- **$4.1** – est. Q3 '19 revenue[1]
- **96%** – est. Q3 '19 YTD conversion rate[2]

	Commercial-Scale Project Type			
	New Build	Expansion	Retrofit	Total
No. of Projects	1	2	1	4
Bookings	$0.7	$5.2	$1.3	$7.2
Revenue	**$0.1**	**$1.4**	**$1.3**	**$2.8**

3 projects for a single MFO customer

Independent/Small Growers (ISGs)

- **$0.6** – average project size
- **$0.5** – est. Q3 '19 revenue[1]
- **14%** – est. Q3 '19 YTD conversion rate[2]

	New Build	Expansion	Retrofit	Total
No. of Projects	8	1	0	9
Bookings	$5.4	$0.1	$0.0	$5.5
Revenue	**$0.2**	**$0.1**	**$0.0**	**$0.3**

Surna historical focus (New Build)

Surna expanded focus (Expansion, Retrofit)

MFOs are individual businesses that own/operate two or more cannabis cultivation facilities in the U.S. or Canada.
ISGs are all other cannabis cultivations that are not MFOs.
[1] Estimated revenue from commercial-scale projects under contracts signed in H1 '19 only
[2] Conversion rate = Estimated Q3 '19 YTD revenue / Q2 '19 YTD bookings under contracts signed in H1 '19

Corporate Profile

TRADING

Symbol	SRNA
Trading Venue	OTCQB
Stock Price (as of 6/30/19)	$0.039
52-Week Price Range (as of 6/30/19)	$0.035 - 0.186
Avg. Daily Volume (3 month)	440,000
Number Record Holders (as of 6/30/19)	137
Number Beneficial Holders (as of 3/19/19)	16,927
Penny Stock	Yes

CAPITALIZATION (as of 6/30/19)

Market Capitalization	$8.9 MM
Debt	$0
Common Shares Outstanding	227,656,638
Potentially Dilutive Securities	
Investor Warrants (wt. avg. exercise price $0.24) (wt. avg. remaining term 1.2 yrs)	38,609,000
Employee Stock Options (wt. avg. exercise price $0.10)	12,535,000
Other equity awards	11,070,000
Total – Outstanding and Potentially Dilutive	289,870,638
Authorized Common Shares	350,000,000
Preferred Shares Outstanding (voting rights; $0.00001 stated value)	42,030,331

INDEPENDENT DIRECTORS



Timothy Keating

- 34 years on Wall Street, incl. Bear Stearns, Nomura & Kidder, Peabody
- 17 years as principal owner of Keating Investments; pre-IPO investments
- Served on the U.S. Treasury Dept. Equity Capital Formation Task Force



J. Taylor Simonton

- 2014 Colorado Outstanding Public Co. Director – Denver Biz Journal
- Engaged on 9 Boards since 2003; 8 times as Audit Committee Chair
- Retired PwC LLP Assurance Partner

PROFESSIONAL ADVISORS

Outside Legal Counsel

Golenbock Eiseman Assor Bell & Peskoe LLP
New York, New York

Independent Registered Public Accounting Firm

ACM LLP
Denver, Colorado

Point B: Strategic Acquisition Plan

Proposed Business Platform



Fertigation
Facility Design
Benches
Installation
Facility Cap Ex
Lighting
Climate Control
One-Stop Shopping for Indoor Cannabis Growers' Equipment and Supplies Needs
Consumables
Sensors & Controls
Facility Operating Costs
Software
Current Surna offering
Acquisition target

Execution Plan

- Identify and evaluate potential target companies
- Use stock as currency
- Raise working and growth capital from strategic investors

Financial Metrics

- Acquired revenue: Target $20 MM annual run rate by end of 2020
- Acquired adjusted net income: Target $1 MM annual run rate by end of 2020

There is no assurance that we will be able to consummate any acquisitions in furtherance of this strategy.

Point B: Nasdaq Uplisting

Goal: Create widely held, actively traded, fully valued Nasdaq-listed company by Q4 2020

Point A (2018)

- OTCQB-traded; penny stock
- Trading multiple: 1.7x Price/LTM Revenue (as of 12/31/18)
- Public company costs: Approx. 10% of revenue
- Limited access to capital markets

Execution Plan

- Recapitalize company:
  - Complete M&A transaction with strategic capital raise
  - Effect reverse stock split
- Satisfy Nasdaq listing requirements:
  - Shareholders' equity: $5 MM
  - Market value of public float: $15 MM
  - Round lot holders: 300
  - Closing price: $3.00

Point B (2020)

- **Nasdaq-listing**
- **Public company costs: Target 3% of revenue**
- **Institutional/strategic investor ownership: Target 20%**
- **Average Daily Trading Volume: Target 0.5% of market cap**
- **Analyst coverage; robust IR program**
- **Target peer group trading comps: 3.0x Price/LTM revenue**



To receive **Surna news via email**, please visit our website at www.surna.com/investor-relations/

CONTACT INFORMATION

Tony McDonald
Chief Executive Officer
(303) 993-5271
tony@surna.com

www.surna.com

SURNA

Appendix A: Market Comparables

	SURNA	Generation Alpha Inc.	KushCo Holdings	Growlife Inc.	Grow Generation Corp.	Helix TCS Inc.	General Cannabis Corp	American Cannabis Company Inc.
Ticker Symbol	SRNA	GNAL	KSHB	PHOT	GRWG	HLIX	CANN	AMMJ
Stock Exchange	OTCQB	OTCQB	OTCQB	OTCPink	OTCQX	OTCQB	OTCQX	OTCQB
Stock Price (8/9/2019)	$0.08	$0.06	$4.40	$0.01	$5.10	$0.92	$1.10	$0.25
x Shares Outstanding (in MM)	227.7	46.3	88.9	3,634.7	34.8	75.7	39.3	52.7
Market Value of Equity	**$18.4**	**$2.6**	**$391.1**	**$20.7**	**$177.5**	**$69.6**	**$43.2**	**$13.4**
LTM Revenue	$11.5	$3.1	$121.9	$6.1	$37.7	$11.8	$5.1	$1.1
Price/LTM Revenue	**1.6x**	**0.9x**	**3.2x**	**3.4x**	**4.7x**	**5.9x**	**8.5x**	**12.3x**
LTM EBITDA	($2.0)	($9.8)	($44.3)	($4.3)	($2.8)	($8.2)	($11.3)	($1.0)

	Price/LTM Revenue
Maximum	12.3x
Median	4.1x
Mean	5.1x
Minimum	0.9x

Dollar values in milions, except stock price. LTM = last 12 months.
Surna information: As of June 30, 2019, except stock price.
Other company data: Most recent public information available as of August 8, 2019, sources include Yahoo Finance and OTC Markets.

Surna Derived Intrinsic Value	
LTM Revenue - Surna	$11.5
x Price/LTM Revenue (avg. selected comps)	**3.0x**
Derived Instrinsic Value (in MM)*	$35.0
Shares Outstanding (in MM)	227.7

*Internal calculation derived from Surna's LTM revenue mutliplied by average Price/LTM Revenue multiple from selected comparables. Derived intrinsic value does not represent market value.